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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                   FORM 8-K


               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) DECEMBER 11, 1998



                              ZYDECO ENERGY, INC.
            (Exact name of registrant as specified in its charter)



         DELAWARE                     0-22076                  76-0404904
(State or other jurisdiction        (Commission             (I.R.S. Employer
     of incorporation)              File Number)            Identification No.)


 1710 TWO ALLEN CENTER, 1200 SMITH STREET                          77002
             HOUSTON, TEXAS                                      (Zip Code)
(Address of principal executive offices)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (713) 659-2222



                                   NO CHANGE
         (Former name or former address, if changed since last report)


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ITEM 5.   OTHER EVENTS

     On December 11, 1998, Zydeco Energy, Inc. ("Zydeco") announced the ruling by the three member arbitration panel in the arbitration proceedings brought by Zydeco against Cheniere Energy, Inc. The press release announcing this event is labeled as Exhibit 20.3, "Zydeco Announces Arbitration Ruling" and is incorporated herein.

     On December 14, 1998, Zydeco announced the terminations and resignations of 13 Zydeco employees, or approximately 52% of its total workforce. The press release announcing this event is labeled as Exhibit 20.4 "Zydeco Reports Employee Terminations" and is incorporated herein.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          (C)  EXHIBITS

               20.3 Press release dated December 11, 1998 titled "Zydeco Announces Arbitration Ruling.

               20.4 Press release dated December 14, 1998 titled "Zydeco Reports Employee Terminations"
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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        ZYDECO ENERGY, INC.



                                        /s/ John Misitigh
                                        ---------------------------------------
                                        John Misitigh
                                        Chief Accounting Officer and Controller
                                        (Principal Accounting Officer)


Dated: December 16, 1998